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State Street Research Tax-Exempt Fund
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        Shareholder Services
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[State Street Research logo]

This report is prepared for the general information of current shareholders. When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research Tax-Exempt Fund prospectus. When used after March 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  3734-970225(0398)SSR-LD

Cover Illustration by Dorothy Cullinan  TE-929D-297IB

[State Street Research logo]


State Street Research
Tax-Exempt Fund


Annual Report

December 31, 1996

[Illustration of person building with blocks]



----------------------------------
What's Inside
----------------------------------

From the Chairman
Positive performance from
bonds and stocks

Portfolio Manager's Review
Municipal bonds rally in
second half of 1996

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

-----------------------------------DALBAR AWARD---------------------------------

                                    Quality
                                 Tested Service
                                    1 9 9 5

                                     Dalbar
                             Honors Commitment To:
                                   Investors

                                 For Excellence
                                       in
                              Shareholder Service

From the Chairman

To Our Shareholders:

[Photo of Ralph F. Verni]

1996 was another year of positive returns for many investors. For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. Bond investors saw the Lehman Brothers Aggregate Bond Index gain +3.63% and Municipal Bond Index gain +4.43% for the 12 months ended December 31, 1996. In the stock market, the Dow Jones Industrial Average broke the 6000 point barrier in October, and the Standard & Poor's 500 Composite Index was up +22.95% for the same time period.(1)

Bonds
High-yield bonds were steady performers throughout the year, benefiting from the stronger than expected economy, which never overheated enough to precipitate any action by the Federal Reserve. After stumbling early in the year, higher-quality bonds rallied through the summer and fall, before losing momentum late in the fourth quarter. In 1997, bonds should continue to take their cue from the economy and the Fed.

Stocks
Most of the gains in the stock market in 1996 were concentrated in the largest companies and industry giants. Two steep corrections, one in July and one in December, caused an abundance of investor concern, which resulted in a lopsided recovery that mainly benefited only larger stocks. Our analysts believe that 1997 may be a year in which the smaller companies, many of which have not been able to keep pace with the larger names, may see better results.

Tax-Time Reminder
In closing, I'd like to remind State Street Research investors of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1997, Shareholder Services representatives will be available from 8:00 a.m. until 8:00 p.m., and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours.

Thank you for investing in State Street Research Tax-Exempt Fund.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman

January 31, 1997

(1) The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely

(2) +2.15% for Class B shares; +3.30% for Class C shares; +2.28% for Class D shares.

(3) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Fund changed its investment objective to eliminate requirements that specify that a percentage of the Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB, or better. Past performance, therefore, may not be indicative of future results. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5) Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable.

(6) Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1996)
------------------------------------------------------------------------------


Total Value of $10,000 Invested on 1/1/87(3)
(Class A shares, at maximum applicable sales charge)

[DESCRIPTION OF MOUNTAIN CHART]

12/86      9550
12/87      9414
12/88      10684
12/89      11712
12/90      12278
12/91      13726
12/92      15006
12/93      16823
12/94      15662
12/95      18259
12/96      18794


SEC Average Annual Compound
Rates of Return
(at maximum applicable sales charge)(4),(5)

-------------------------------------------
             10 Years   5 Years    1 Year
-------------------------------------------
Class A       +6.51%     +5.51%     -1.70%
 ------------------------------------------
Class B       +6.72%     +5.60%     -2.76%
 ------------------------------------------
Class C       +7.09%     +6.65%     +3.30%
 ------------------------------------------
Class D       +6.72%     +5.92%     +1.30%
 ------------------------------------------

Cumulative Total Returns
(do not reflect sales charge)(4),(6)
------------------------------------------
             10 Years   5 Years    1 Year
------------------------------------------
Class A       +96.87%    +36.95%    +2.93%
------------------------------------------
Class B       +91.69%    +33.35%    +2.15%
------------------------------------------
Class C       +98.42%    +38.03%    +3.30%
------------------------------------------
Class D       +91.68%    +33.34%    +2.28%
------------------------------------------

                            Taxable
                          Equivalent
                             Yield
                         (36% federal
             SEC Yield   tax bracket)
---------------------------------------
Class A        4.66%         7.28%
---------------------------------------
Class B        4.13%         6.45%
---------------------------------------
Class C        5.12%         8.00%
---------------------------------------
Class D        4.14%         6.47%
---------------------------------------

SEC yield is calculated according to Securities and Exchange Commission requirements and is based on the net investment income produced for the 30 days ended December 31, 1996. A small portion of the Fund's income may be subject to state and local tax; investors should consult their tax adviser.

Portfolio Manager's Review


[Photo of Paul J. Clifford]

Paul J. Clifford, Jr.
Portfolio Manager


The following is a discussion with portfolio manager Paul Clifford. Paul has 12 years of investment experience and has managed mutual funds at State Street Research since 1993.

Q: What was the investment environment like for municipal bonds over the past twelve months?


A: The investment environment had a negative tone early in 1996 and improved steadily in the second half of the year. In the first quarter, municipal bond prices experienced volatility, due to uncertainty about the economy's strength and concerns about the possibility of tax reform. By mid-year, the bond market minimized the impact of these issues and the municipal bond market regained stability. Eventually, prices gained a positive momentum and municipal bonds outperformed U.S. Treasuries in the second half of 1996.


Two other factors characterized the municipal bond market in 1996. Demand was strong from insurance companies who were sizable, steady buyers of municipal bonds with 10- to 20-year maturities. Also, approximately 46% of all new issues came with AAA insurance. This caused yields of bonds rated AA and below to fall relative to AAA insured bonds, as investors diversified into other credit sectors and sought additional yield.

Despite the market's impressive turnaround in the second half of the year, the volatility in the early part of 1996 negatively affected the municipal bond market's twelve-month performance, resulting in annual total returns for the tax-exempt sector that were low by historical standards.

Q: How was the performance of the Fund during this time?


A: Class A shares of the Fund had a total return of +2.93% for the twelve months ended December 31, 1996 (does not reflect sales charge).2 The Fund underperformed Lipper Analytical Services' General Municipal Debt Funds category, which had a total return of +3.30% (does not reflect sales charge) for the same time period. As of December 31, 1996, the Fund's average quality was Aa3/AA and its duration stood at 8.1 years. During the final six months of the year, Fund performance improved markedly relative to its peer group. Six-month total return ended December 31, 1996 for "A" shares of the Fund was +5.28; for the Lipper category, +4.73% (does not reflect sales charge).


Q: What strategies accounted for the Fund's improved performance over the second half of 1996?



A: We shortened the Fund's duration, reduced holdings in AAA insured bonds and increased the Fund's position in higher-yielding bonds. Duration measures a portfolio's sensitivity to interest-rate changes. A longer duration is more sensitive to interest-rate changes than a shorter duration.



We also increased the Fund's holdings in securities rated in the BBB category. This change prepared the portfolio for a strategy that emphasized individual bond selection rather than duration in determining total return. We believe this will increase the Fund's stability over the long run.


We reduced the Fund's holdings in AAA insured bonds from 36% on December 31, 1995 to 21% on December 31, 1996 and increased its position in higher-yielding municipal bonds from approximately 5% to approximately 20% over the same time period. These bonds generated a higher level of current income and offered an improvement in the Fund's potential for price appreciation.

Q: What is your outlook for municipal bonds over the next six months?


A: We expect the municipal bond market to be relatively stable in the near term. We look for moderate economic growth and contained inflation to provide a positive backdrop for bonds.



We think Tax-Exempt Fund is in position for such an investment climate. We will continue to emphasize individual credit selection to maximize income and potential for capital appreciation.


December 31, 1996


---------------------------------Pie Chart--------------------------------------
                  Bond Quality by Rating Category
                  (by percentage of portfolio)

                  AAA                                  21%
                  AA                                   27%
                  A                                    13%
                  BBB                                  21%
                  -B                                    5%
                  Not rated                            13%

                  Quality ratings based on those provided
                  by Standard & Poor's Corp. and/or equivalent
                  ratings by Moody's Investors Service, Inc.
--------------------------------------------------------------------------------


---------------------------------Bar Chart--------------------------------------
                  Top 5 State Representations
                  (by percentage of net assets)

                  California                         13.8%
                  Florida                            10.1%
                  Texas                               9.1%
                  Massachusetts                       7.9%
                  New York                            7.7%
                  Total:  48.6%
--------------------------------------------------------------------------------


---------------------------------Bar Chart--------------------------------------
                  Top 5 Sectors
                  (by percentage of net assets)

                  Power bonds                        11.0%
                  Water/sewer bonds                   9.1%
                  Industrial development revenue/
                   pollution control revenue bonds    7.9%
                  Transit/highway revenue bonds       7.4%
                  Life care bonds                     7.1%
                  Total:  42.5%
--------------------------------------------------------------------------------

State Street Research Tax-Exempt Fund

-----------------------------------------------------------------------------
Investment Portfolio
-----------------------------------------------------------------------------
December 31, 1996
-----------------------------------------------------------------------------
                                       Principal     Maturity         Value
                                         Amount        Date          (Note 1)
-----------------------------------------------------------------------------
MUNICIPAL BONDS 100.0%
Arizona 1.6%
Salt River Project Agricultural
  Improvement and Power District,
  Arizona, Salt River Project
  Electric System Refunding Revenue
  Bonds, 1993 Series C, 5.00%          $5,000,000    1/01/2016     $  4,713,250
                                                                   ------------
California 13.8%
Redevelopment Agency of the City of
  San Jose, Merged Area
  Redevelopment Project, Tax
  Allocation, Bonds, MBIA Insured,
  Series 1993, 6.00%                    1,000,000    8/01/2007        1,089,000
South Orange County Public Financing
  Authority, Special Tax Revenue
  Bonds, 1994 Series B (Junior Lien
  Bonds), 7.00%                           500,000    9/01/2007          508,275
City of Duarte, California,
  Certificates of Participation,
  (Hope National Medical Center),
  6.00%                                   500,000    4/01/2008          506,095
Santa Clara County Financing
  Authority, (VMC Facility
  Replacement Project), 1994 Series
  A Bonds, AMBAC Insured, 7.75%         1,000,000   11/15/2008        1,242,660
South Orange County Public Financing
  Authority, Special Tax Revenue
  Bonds, 1994 Series B (Junior Lien
  Bonds), 7.00%                         1,000,000    9/01/2009        1,010,090
Foothill/Eastern Transportation
  Corridor Agency, Series 1995A
  Senior Lien Convertible Capital
  Appreciation Bonds, 0.00%             1,695,000    1/01/2010        1,101,818
California Housing Finance Agency,
  Home Mortgage Revenue Bonds, 1991
  Series G, Subject to AMT, 6.95%         260,000    8/01/2011          275,839
Port Hueneme Redevelopment Agency,
  Central Community Project, 1993
  Tax Allocation Refunding Bonds,
  AMBAC Insured, 5.50%                  1,800,000    5/01/2014        1,817,910
California (cont'd)
California Pollution Control
  Financing Authority, Pollution
  Control Refunding Revenue Bonds,
  (San Diego Gas & Electric
  Company), 1996 Series A, 5.90%       $2,000,000    6/01/2014     $  2,100,220
Sacramento Power Authority,
  Cogeneration Project Revenue
  Bonds, (Procter & Gamble Project),
  1995 Series, 6.50%                    1,300,000    7/01/2014        1,359,293
California Housing Finance Agency,
  Home Mortgage Revenue Bonds, 1994
  Series G, 7.20%                       1,500,000    8/01/2014        1,592,490
Rancho California Water District
  Financing Authority, Revenue
  Refunding Bonds, AMBAC Insured,
  Series 1994, 5.00%                    4,000,000    8/15/2014        3,793,280
City of Stockton, Revenue
  Certificates of Participation,
  1995 Series A, (Wastewater
  Treatment Plant Expansion), FGIC
  Insured, 6.70%                        1,000,000    9/01/2014        1,109,800
California Educational Facilities
  Authority, Series 1994 Revenue
  Bonds (Southwestern University,
  Project), MBIA Insured, 6.60%         1,000,000   11/01/2014        1,065,310
County of Madera, California,
  Certificates of Participation,
  (Valley Children's Hospital
  Project), Series 1995, MBIA
  Insured, 6.50%                        1,000,000    3/15/2015        1,118,880
California Pollution Control
  Financing Authority, Pollution
  Control Revenue Bonds, (San Diego
  Gas & Electric Company), 1991
  Series A, Subject to AMT, 6.80%         600,000    6/01/2015          679,014
Roseville Joint Union High School
  District, 1992 General Obligation
  Bonds, Series B, FGIC Insured,
  0.00%                                 1,000,000    8/01/2015          348,370
Fresno Sewer Revenue Bonds, Series
  A-1, AMBAC Insured, 5.25%             5,100,000    9/01/2019        4,961,331

The accompanying notes are an integral part of the financial statements.

Central Coast Water Authority,
  Refunding Revenue Bonds, (State
  Water Project Regional
  Facilities), Series 1996A, AMBAC
  Insured, 5.00%                       $2,000,000   10/01/2022     $  1,847,500
The Metropolitan Water District of
  Southern California, Water Revenue
  Bonds, 1996 Series C, 5.00%           5,000,000    7/01/2027        4,597,800
San Joaquin Hills Transportation
  Corridor Agency, (Orange County,
  California), Senior Lien Toll Road
  Revenue Bonds, 7.00%                  1,000,000    1/01/2030        1,074,680
Foothill/Eastern Transportation
  Corridor Agency, Toll Road Revenue
  Bonds Series 1995A Senior Lien,
  6.50%                                 6,000,000    1/01/2032        6,273,240
                                                                   ------------
                                                                     39,472,895
                                                                   ------------
Colorado 4.2%
City and County of Denver, Colorado,
  Department of Aviation, Airport
  System Revenue Bonds, Series
  1996C, MBIA Insured, Subject to
  AMT, 5.50%                            1,500,000   11/15/2013        1,478,820
City and County of Denver, Colorado,
  Department of Aviation, Airport
  System Revenue Bonds, Series
  1996B, MBIA Insured, Subject to
  AMT, 5.75%                            3,500,000   11/15/2015        3,505,670
Arapahoe County, Colorado, Public
  Highway Authority, Capital
  Improvement Trust Fund, Highway
  Revenue, Bonds (E-470 Project),
  7.00%                                 5,000,000    8/31/2026        5,519,950
Colorado Housing and Finance
  Authority, Single Family Program
  Senior and Subordinate Bonds, 1996
  Series B, 7.45%                       1,500,000   11/01/2027        1,680,375
                                                                   ------------
                                                                     12,184,815
                                                                   ------------
Connecticut 3.4%
State of Connecticut, Clean Water
  Fund Revenue Bonds, 1991 Series,
  7.00%                                $1,000,000    1/01/2011     $  1,108,970
State of Connecticut, Special Tax
  Obligation Bonds, Transportation
  Infrastructure Purposes, 1991
  Series A, 6.50%                       1,500,000   10/01/2012        1,678,365
Connecticut Development Authority,
  Pollution Control Refunding Bonds,
  (Pfizer Inc. Project-1982 Series),
  6.55%                                 2,500,000    2/15/2013        2,720,200
State of Connecticut Health and
  Educational Facilities Authority,
  Revenue Bonds, Quinnipiac College,
  Issue, Series D, 6.00%                4,465,000    7/01/2023        4,282,337
                                                                    -----------
                                                                      9,789,872
                                                                    -----------
Florida 10.1%
St. Johns County Industrial
  Development Authority, Industrial
  Development Revenue Bonds, Series
  1993A, (Vicar's Landing Project),
  6.20%                                   500,000    2/15/2003          514,780
Collier County Health Facilities
  Authority, Health Facility
  Refunding Revenue Bonds, (The
  Moorings, Inc. Project), Series
  1994, 6.00%                             500,000   12/01/2005          514,545
Orlando Utilities Commission, Water
  and Electric Subordinated Revenue
  Bonds, Series D, 6.75%                8,950,000   10/01/2017       10,457,627
Martin County, Florida, Pollution
  Control Revenue Refunding Bonds,
  (Florida Power & Light Company
  Project), Series 1990, MBIA
  Insured, 7.30%                        1,250,000    7/01/2020        1,367,438
Orlando Utilities Commission, Water
  and Electric Subordinated Revenue
  Bonds, Series 1989C, Pre-Refunded
  to 10/1/99 @ 102, 7.00%*              1,000,000   10/01/2023        1,089,420


The accompanying notes are an integral part of the financial statements.

Orange County, Florida, Health
  Facilities Authority, First
  Mortgage Revenue Bonds, Series
  1996, (Orlando Lutheran Towers,
  Inc.), 8.75%                         $5,000,000    7/01/2026     $  5,248,200
Volusia County Educational Facility
  Authority, Educational Facilities
  Revenue Bonds, (Embry-Riddle
  Aeronautical University Project),
  Series 1996A, 6.125%                  5,000,000   10/15/2026        5,081,200
Northern Palm Beach County, Florida,
  Improvement District, Water
  Control and Improvement Bonds,
  Unit of Development No. 9A, Series
  1996A, 7.30%                          3,000,000    8/01/2027        3,056,040
Housing Authority of Lee County,
  Florida, Single Family Mortgage
  Revenue Bonds, (Multi-County
  Program), Series 1996A, Subseries
  2, Subject to AMT, 7.50%              1,500,000    9/01/2027        1,667,670
                                                                    -----------
                                                                     28,996,920
                                                                    -----------
Georgia 3.9%
State of Georgia, General Obligation
  Bonds, Series 1992B, 6.25%            4,300,000    3/01/2011        4,761,691
State of Georgia, General Obligation
  Bonds, Series 1994E, 6.75%            1,000,000   12/01/2012        1,163,870
Metropolitan Atlanta Rapid Transit
  Authority, Georgia, Sales Tax
  Revenue Bonds, Refunding Series P,
  AMBAC Insured, 6.25%                  4,700,000    7/01/2020        5,208,023
                                                                   ------------
                                                                     11,133,584
                                                                   ------------
Hawaii 2.6%
State of Hawaii, General Obligation
  Bonds of 1991, Series BT, 6.125%*     2,000,000    2/01/2010        2,140,080
Hawaii (cont'd)
State of Hawaii, Airports System
  Revenue Bonds, Second Series of
  1991, MBIA Insured, Subject to
  AMT, 7.00%                           $5,000,000    7/01/2018     $  5,418,650
                                                                   ------------
                                                                      7,558,730
                                                                   ------------
Illinois 2.0%
City of Chicago, Illinois, Gas
  Supply Revenue Bonds, 1985 Series
  B (The Peoples Gas Light and Coke
  Company Project), 7.50%               3,500,000    3/01/2015        3,804,360
City of Chicago, Illinois, Midway
  Airport Revenue Bonds, Series B,
  MBIA Insured, Subject to AMT,
  5.625%                                2,000,000    1/01/2029        1,915,720
                                                                   ------------
                                                                      5,720,080
                                                                   ------------
Kansas 0.4%
State of Kansas, Department of
  Transportation, Highway Revenue
  Bonds, Series 1992, Pre-Refunded,
  to 3/1/2002 @ 102, 6.50%              1,000,000    3/01/2008        1,099,600
                                                                   ------------
Maryland 1.9%
Howard County, Maryland, Multifamily
  Mortgage Refunding Bonds, Series
  1994, (Chase Glen Project),
  Mandatory Put 7/1/2004 @ 100,
  7.00%                                 5,000,000    7/01/2024        5,397,850
                                                                   ------------
Massachusetts 7.9%
Massachusetts Industrial Finance
  Agency, First Mortgage Revenue
  Bonds, (Brookhaven Retirement
  Community, Lexington-1994 Issue),
  Series A, 6.75%                       4,500,000    1/01/2001        4,718,475
Massachusetts Industrial Finance
  Agency, First Mortgage Revenue
  Bonds, (Berkshire Retirement
  Community, Lenox- 1994 Issue)
  Series A, 6.375%                      1,500,000    7/01/2005        1,526,985


The accompanying notes are an integral part of the financial statements.

The Commonwealth of Massachusetts,
  General Obligation Refunding
  Bonds, 1995 Series A, AMBAC
  Insured, 5.00%                       $4,000,000    7/01/2011     $  3,871,800
Massachusetts State Water Resources
  Authority, General Revenue Bonds,
  1993 Series C, 6.00%                  6,155,000   12/01/2011        6,542,334
Massachusetts Bay Transportation
  Authority, General Transportation
  System Bonds, 1994 Series A
  Refunding Bonds, 7.00%                3,385,000    3/01/2014        3,998,125
Massachusetts Housing Finance
  Agency, Single Family Housing
  Revenue Bonds, Series 34, MBIA
  Insured, Subject to AMT, 6.25%        2,000,000   12/01/2015        2,032,460
                                                                   ------------
                                                                     22,690,179
                                                                   ------------
Minnesota 0.7%
Minnesota Housing Finance Authority,
  Single Family Mortgage Bonds, 1994
  Series E, 5.90%                       2,100,000    7/01/2025        2,123,646
                                                                   ------------
Mississipi 0.7%
Claiborne County, Mississippi,
  Pollution Control Revenue Bonds,
  (Middle South Energy, Inc.
  Project), Series B, 8.25%             1,750,000    6/01/2014        1,893,360
                                                                   ------------
Nevada 2.6%
North Las Vegas, Nevada, Local
  Special Improvements District No.
  707, 7.10%                            2,500,000    6/01/2016        2,548,675
State of Nevada, General Obligation
  (Limited Tax) Bonds, Nevada
  Municipal Bond Bank Project Nos.
  49 and 50, Series November 1,
  1995A, FGIC Insured, 5.50%            5,000,000   11/01/2025        4,935,450
                                                                   ------------
                                                                      7,484,125
                                                                   ------------
New Hampshire 4.2%
New Hampshire Higher Educational and
  Health Facilities Authority, First
  Mortgage Revenue Bonds, RiverMead
  at Peterborough Issue, Series
  1994, 7.375%                         $7,000,000    7/01/2000     $  7,182,280
New Hampshire Higher Educational and
  Health Facilities Authority
  Revenue Bonds, Dartmouth College
  Issue, Series 1993, 5.375%            5,000,000    6/01/2023        4,832,150
                                                                   ------------
                                                                     12,014,430
                                                                   ------------
New Jersey 2.0%
New Jersey Transportation Trust Fund
  Authority, Transportation System
  Bonds, 1996 Series B, 5.00%           5,000,000    6/15/2017        4,666,150
New Jersey Educational Facilities
  Authority, Seton Hall University
  Project Revenue Bonds, 1991 Series
  D, 7.00%                              1,000,000    7/01/2021        1,053,060
                                                                   ------------
                                                                      5,719,210
                                                                   ------------
New Mexico 0.9%
City of Farmington, New Mexico,
  Pollution Control Revenue
  Refunding Bonds, (Public Service
  Company of New Mexico San Juan
  Project), 1996 Series B, 6.30%        2,500,000   12/01/2016        2,514,350
                                                                   ------------
New York 7.7%
The Port Authority of New York and
  New Jersey, Special Project Bonds,
  Series 4, KIAC Partners Project,
  Subject to AMT, 6.75%                 5,000,000   10/01/2011        5,163,050
City of New York, General Obligation
  Refunding Bonds, Fiscal 1991
  Series B, 7.75%                       3,990,000    2/01/2012        4,489,907


The accompanying notes are an integral part of the financial statements.

New York Local Government Assistance
  Corp., (A Public Benefit
  Corporation of the State of New
  York), Series 1993E Refunding
  Bonds, 6.00%                         $5,000,000    4/01/2014     $  5,380,050
Metropolitan Transportation
  Authority, Transit Facilities
  Revenue Bonds, Series K, 6.625%       2,000,000    7/01/2014        2,222,900
Dormitory Authority of the State of
  New York, Department of Health of
  the State of New York, Revenue
  Bonds, Series 1996, 5.75%             5,000,000    7/01/2017        4,842,200
                                                                   ------------
                                                                     22,098,107
                                                                   ------------
North Carolina 6.4%
North Carolina Municipal Power
  Agency Number 1, Catawba Electric
  Revenue Bonds, Series 1992, MBIA
  Insured, 7.25%                        5,000,000    1/01/2007        5,858,650
County of Durham, North Carolina,
  Certificates of Participation,
  (1991 Jail Facilities and Computer
  Equipment Financing Project),
  6.625%                                2,065,000    5/01/2014        2,200,485
Board of Governors of The University
  of North Carolina, University of
  North Carolina Hospitals at Chapel
  Hill, Revenue Bonds, Series 1996,
  5.25%                                 3,000,000    2/15/2019        2,856,660
North Carolina Housing Finance
  Agency, Multifamily Revenue
  Refunding Bonds, (1992 Refunding
  Bond Resolution), Series B, 6.90%     6,990,000    7/01/2024        7,403,668
                                                                   ------------
                                                                     18,319,463
                                                                   ------------
Ohio 5.2%
Hamilton County, Ohio, Sewer System
  Improvement and Refunding Revenue
  Bonds, 1991 Series A, (The
  Metropolitan Sewer District of
  Greater Cincinnati), Pre- Refunded
  to 6/1/2001 @ 102, 6.70%*            $2,000,000   12/01/2013     $  2,215,200
County of Miami, Ohio, Hospital
  Facilities Revenue Refunding and
  Improvement Bonds, Series 1996A,
  (Upper Valley Medical Center),
  6.25%                                 2,500,000    5/15/2016        2,503,775
City of Cleveland, Ohio, Various
  Purpose General Obligation Bonds,
  Series 1996, AMBAC Insured, 5.50%     2,250,000    9/01/2016        2,263,275
City of Cleveland, Ohio, Public
  Power System Improvement First
  Mortgage Revenue Refunding Bonds,
  Series 1991 B, 7.00%                  7,000,000   11/15/2017        7,910,980
                                                                   ------------
                                                                     14,893,230
                                                                   ------------
Oregon 0.4%
State of Oregon, Housing,
  Educational and Cultural
  Facilities Authority, Revenue
  Bonds, (Reed College Project),
  1991 Series A, 6.75%*                 1,000,000    7/01/2021        1,109,010
                                                                   ------------
Pennsylvania 2.8%
Scranton-Lackawanna Health and
  Welfare Authority, Revenue Bonds,
  Series A of 1994, (Allied Services
  Rehabilitation Hospitals Project),
  6.60%                                   500,000    7/15/2000          510,695
Montgomery County Industrial
  Development Authority, Health
  Facilities Revenue Bonds, Series
  of 1993, (ECRI Project), 6.40%          770,000    6/01/2003          794,771
Delaware County Industrial
  Development Authority, Revenue
  Bonds, Series of 1994, (Martins
  Run), 5.75%                             500,000   12/15/2003          497,720


The accompanying notes are an integral part of the financial statements.

Montgomery County Higher Education
  and Health Authority,
  Pennsylvania, Northwestern Corp.,
  6.50%                                $1,140,000    6/01/2004     $  1,213,234
Monroeville, Pennsylvania, Hospital
  Authority, Hospital Refunding
  Bonds, Forbes Health System, 5.75%      500,000   10/01/2005          508,530
Pennsylvania Economic Development
  Financing Authority, Resource
  Recovery Revenue Bonds,
  (Northampton Generating Project),
  Series 1994A, 6.40%                   2,500,000    1/01/2009        2,481,400
Pennslyvania Economic Development
  Financing Authority, Resource
  Recovery Revenue Bonds, (Colver
  Project), Series 1994D, 7.05%         1,000,000   12/01/2010        1,048,540
Montgomery County Industrial
  Development Authority, Pollution
  Control Revenue Refunding Bonds,
  1991 Series A, (Philadelphia
  Electric Co. Project), Subject to
  AMT, 7.60%                            1,000,000    4/01/2021        1,074,890
                                                                   ------------
                                                                      8,129,780
                                                                   ------------
Tennessee 1.9%
City of Memphis, Tennessee, Electric
  System Revenue Refunding Bonds,
  Series of 1992, 6.00%                 2,250,000    1/01/2006        2,440,057
City of Memphis, Tennessee, Water
  Division Revenue Refunding Bonds,
  Series of 1992-A, 6.00%               3,000,000    1/01/2012        3,142,530
                                                                   ------------
                                                                      5,582,587
                                                                   ------------
Texas 9.1%
City of Austin, Texas, Combined
  Utility Systems Revenue Refunding
  Bonds, Series 1993, 5.80%             2,000,000   11/15/2006        2,136,040
Texas (cont'd)
Texas Turnpike Authority, Dallas
  North Tollway System Revenue
  Refunding Bonds, Series 1996, FGIC
  Insured, 6.50%+                      $5,100,000    1/01/2009     $  5,595,006
Texas Municipal Power Agency,
  Refunding Revenue Bonds, Series
  1991A, AMBAC Insured, 6.75%           1,000,000    9/01/2012        1,079,850
Harris County, Texas, General
  Obligation Unlimited Tax,
  Refunding and Toll Road
  Subordinate Lien Revenue Bonds,
  Series 1991, 6.75%                    5,750,000    8/01/2014        6,238,175
Dallas-Fort Worth International
  Airport, Facility Improvement
  Corporation, American Airlines,
  Inc. Revenue Bonds, Series 1990,
  7.50%                                 5,250,000   11/01/2025        5,624,377
AllianceAirport Authority, Inc.,
  Special Facilities Revenue Bonds,
  Series 1990, (American Airlines,
  Inc. Project), 7.50%                  5,000,000   12/01/2029        5,361,800
                                                                   ------------
                                                                     26,035,248
                                                                   ------------
Utah 0.9%
Intermountain Power Agency, Utah,
  Power Supply Revenue Refunding
  Bonds, 1996 Series A, MBIA
  Insured, 6.15%                        2,500,000    7/01/2014        2,630,450
                                                                   ------------
Vermont 0.5%
Vermont Educational and Health
  Buildings Financing Agency,
  Revenue Bonds, (Middlebury College
  Project), Series 1996, 5.375%         1,500,000   11/01/2026        1,424,175
                                                                   ------------
Washington 0.7%
Washington Public Power Supply
  System, Nuclear Project No. 1,
  Refunding Revenue Bonds, Series
  1996A, 5.70%                          2,000,000    7/01/2012        2,015,060
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
                                    Principal     Maturity         Value
                                     Amount         Date         (Note 1)
------------------------------------------------------------------------------
Wisconsin 1.5%
Wisconsin Housing and Economic
  Development Authority, Home
  Ownership Revenue Bonds, 1992
  Series 2, Subject to AMT,
  6.875%                           $4,250,000     9/01/2024       $  4,453,320
                                                                  ------------
Total Municipal Bonds (Cost $273,381,058)                          287,197,326
                                                                  ------------
SHORT-TERM OBLIGATIONS--0.2%
State of Massachusetts, Series
  B, 4.80%                            500,000     1/02/1997++          500,000
                                                                  ------------
Total Short-Term Obligations (Cost $500,000)                           500,000
                                                                  ------------
Total Investments (Cost $273,881,058)--100.2%                      287,697,326
Cash and Other Assets, Less Liabilities--(0.2%)                       (702,017)
                                                                  ------------
Net Assets--100.0%                                                $286,995,309
                                                                  ============
Federal Income Tax Information:
AtDecember 31, 1996, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $273,881,058 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value
  over tax cost                                                   $ 13,843,652
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax
  cost over value                                                      (27,384)
                                                                  ------------
                                                                  $ 13,816,268
                                                                  ============

------------------------------------------------------------------------------
++ Interest rate on this obligation may reset daily.
+ The delivery and payment of this security is beyond the normal settlement time of three business days after the trade date. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.
* This security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $6,553,710.


-----------------------------------------------------------------------------
Statement of Assets and Liabilities
-----------------------------------------------------------------------------
December 31, 1996

Assets
Investments, at value (Cost $273,881,058) (Note 1)                $287,697,326
Cash                                                                    74,621
Interest receivable                                                  6,074,632
Receivable for fund shares sold                                         95,933
Other assets                                                               247
                                                                 -------------
                                                                   293,942,759
Liabilities
Payable for securities purchased                                     5,977,581
Dividends payable                                                      308,558
Payable for fund shares redeemed                                       160,302
Accrued transfer agent and shareholder services
  (Note 2)                                                             144,621
Accrued management fee (Note 2)                                        135,117
Accrued distribution and service fees (Note 4)                          93,462
Accrued trustees' fees (Note 2)                                         31,133
Other accrued expenses                                                  96,676
                                                                 -------------
                                                                     6,947,450
                                                                 -------------
Net Assets                                                        $286,995,309
                                                                 =============
Net Assets consist of:
 Undistributed net investment income                              $    118,283
 Unrealized appreciation of investments                             13,816,268
 Accumulated net realized loss                                      (4,469,908)
 Shares of beneficial interest                                     277,530,666
                                                                 -------------
                                                                  $286,995,309
                                                                 =============
Net Asset Value and redemption price per share
  of Class A shares ($223,406,716 / 27,564,079
  shares of beneficial interest)                                         $8.10
                                                                 =============
Maximum Offering Price per share of Class A shares
 ($8.10 / .955)                                                          $8.48
                                                                 =============
Net Asset Value and offering price per share of
  Class B shares ($51,710,259 / 6,380,372 shares
  of beneficial interest)*                                               $8.10
                                                                 =============
Net Asset Value, offering price and redemption
  price per share of Class C shares
  ($8,989,569 / 1,111,576 shares of beneficial
  interest)                                                             $8.09
                                                                 =============
Net Asset Value and offering price per share of
  Class D shares ($2,888,765 / 356,711 shares
  of beneficial interest)*                                               $8.10
                                                                 =============

 -----------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------
Statement of Operations
-----------------------------------------------------------------------------
For the year ended December 31, 1996

Investment Income
Interest                                                          $17,719,764
Expenses
Management fee (Note 2)                                             1,665,478
Transfer agent and shareholder services (Note 2)                      356,505
Custodian fee                                                         147,365
Reports to shareholders                                                60,745
Trustees' fees (Note 2)                                                44,545
Registration fees                                                      24,206
Service fee--Class A (Note 4)                                         582,391
Distribution and service fees--Class B (Note 4)                       515,242
Distribution and service fees--Class D (Note 4)                        26,190
Audit fee                                                              18,191
Legal fees                                                             16,836
Miscellaneous                                                          43,193
                                                                  -----------
                                                                    3,500,887
                                                                  -----------
Net investment income                                              14,218,877
                                                                  -----------
Realized and Unrealized Gain (Loss) on Investments
  and Futures Contracts
Net realized loss on investments (Notes 1 and 3)                   (2,797,711)
Net realized gain on futures contracts (Note 1)                       963,485
                                                                  -----------
  Total net realized loss                                          (1,834,226)
Net unrealized depreciation of investments                         (4,864,350)
                                                                  -----------
Net loss on investments and futures contracts                      (6,698,576)
                                                                  -----------
Net increase in net assets resulting from operations              $ 7,520,301
                                                                  ===========


-----------------------------------------------------------------------------
Statement of Changes in Net Assets
-----------------------------------------------------------------------------

                                                 Year ended December 31
                                            ---------------------------------
                                                 1996            1995
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                        $ 14,218,877        $ 13,418,946
Net realized gain (loss) on investments
  and futures contracts*                       (1,834,226)          8,383,796
Net unrealized appreciation (depreciation)
  of investments                               (4,864,350)         20,715,649
                                           --------------      --------------
Net increase resulting from operations          7,520,301          42,518,391
                                           --------------      --------------
Dividends from net investment income:
 Class A                                      (11,329,888)        (12,265,000)
 Class B                                       (2,112,558)         (1,664,544)
 Class C                                         (810,073)            (63,631)
 Class D                                         (108,938)            (52,929)
                                           --------------      --------------
                                              (14,361,457)        (14,046,104)
                                           --------------      --------------
Net increase (decrease) from fund share
  transactions (Note 6)                       (38,189,738)         28,826,529
                                           --------------      --------------
Total increase (decrease) in net assets       (45,030,894)         57,298,816
Net Assets
Beginning of year                             332,026,203         274,727,387
                                           --------------      --------------
End of year (including undistributed net
  investment income of $118,283 and
  $286,673, respectively)                    $286,995,309        $332,026,203
                                           ==============      ==============
* Net realized gain (loss) for Federal
  income tax purposes (Note 1)               $ (1,738,904)       $  7,274,722
                                           ==============      ==============


The accompanying notes are an integral part of the financial statements.

State Street Research Tax-Exempt Fund
-----------------------------------------------------------------------------
Notes to Financial Statements
-----------------------------------------------------------------------------
December 31, 1996

Note 1

State Street Research Tax-Exempt Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. Two series of the Trust are publicly offered: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1996, the Fund had a capital loss carryforward of $3,135,166 available, to the extent provided in regulations, to offset future capital gains, if any, of which $1,396,262 and $1,738,904 expires on December 31, 2002 and 2004, respectively. In addition, as part of the transaction described in Note 5, the Fund acquired from State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund a capital loss carryforward of $1,111,197, of which $803,119 and $308,078 expires on December 31, 2001 and
2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Futures Contracts
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one- third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $1,665,478.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1996, the amount of such expenses was $80,602.

The fees of the Trustees not currently affiliated with the Adviser amounted to $44,545 during the year ended December 31, 1996.

Note 3
For the year ended December 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $377,616,831 and $415,192,668, respectively.


Note 4
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1996, fees pursuant to such plan amounted to $582,391, $515,242 and $26,190 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $70,079 and $467,370, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $315,859 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $183,514 and $2,346 on redemptions of Class B and Class D shares, respectively, during the same period.


Note 5
On December 15, 1995, the Fund acquired the assets and liabilities of State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund (the "Acquired Funds") in exchange for shares of each class of the Fund. The acquisition was accounted for as a tax-free exchange of 2,085,788 Class A shares, 1,364,200 Class B shares, 2,727,678 Class C shares and 375,835 Class D shares of the Fund for the net assets of the Acquired Funds which amounted to $17,040,955, $11,146,276, $22,230,046 and $3,067,368 for Class A, Class B, Class C and Class D shares, respectively. The net assets of the Acquired Funds included $2,518,588 of unrealized appreciation at the close of business on December 15, 1995. The net assets of the Fund immediately after the acquisition were $329,021,552.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1996, the Distributor owned 13,825 Class A shares and one Class C share of the Fund.

Share transactions were as follows:

                                                          Year ended December 31
                                        -----------------------------------------------------------
                                                   1996                            1995
                                        ----------------------------   ----------------------------
Class A                                   Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------------------
Shares sold                              3,002,670     $ 23,933,082      4,674,154     $ 37,484,244
Issued upon reinvestment of
  dividends                              1,019,921        8,152,263      1,134,792        8,963,324
Shares repurchased                      (7,148,451)     (57,087,469)    (7,024,141)     (55,275,274)
                                        ----------     ------------     ----------     ------------
Net decrease                            (3,125,860)    $(25,002,124)    (1,215,195)    $ (8,827,706)
                                        ==========     ============     ==========     ============

Class B                                   Shares          Amount          Shares          Amount
----------------------------------------------------------------------------------------------------
Shares sold                              1,380,510     $ 11,106,098      2,374,570     $ 19,127,552
Issued upon reinvestment of
  dividends                                183,701        1,368,769        164,613        1,301,099
Shares repurchased                      (1,461,750)     (11,643,649)      (999,139)      (7,870,018)
                                        ----------     ------------     ----------     ------------
Net increase                               102,461     $    831,218      1,540,044     $ 12,558,633
                                        ==========     ============     ==========     ============

Class C                                   Shares          Amount          Shares          Amount
----------------------------------------------------------------------------------------------------
Shares sold                                573,749     $  4,662,961      2,740,046     $ 22,327,564
Issued upon reinvestment of
  dividends                                 49,208          392,454          4,806           38,781
Shares repurchased                      (2,257,037)     (17,834,280)       (43,984)        (354,433)
                                        ----------     ------------     ----------     ------------
Net increase (decrease)                 (1,634,080)    $(12,778,865)     2,700,868     $ 22,011,912
                                        ==========     ============     ==========     ============

Class D                                   Shares          Amount          Shares          Amount
----------------------------------------------------------------------------------------------------
Shares sold                                252,936     $  2,023,533        417,377     $  3,395,688
Issued upon reinvestment of
  dividends                                  5,443           44,400          2,759           21,771
Shares repurchased                        (408,733)      (3,307,900)       (41,573)        (333,769)
                                        ----------     ------------     ----------     ------------
Net increase (decrease)                   (150,354)    $ (1,239,967)       378,563     $  3,083,690
                                        ==========     ============     ==========     ============

State Street Research Tax-Exempt Fund
------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------



For a share outstanding throughout each year:

                                                                    Class A
                                           -------------------------------------------------------
                                                             Year ended December 31
                                           -------------------------------------------------------
                                              1996        1995       1994        1993        1992
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year          $  8.26      $ 7.46     $ 8.43      $ 7.94      $ 7.69
Net investment income                          0.39        0.39       0.40        0.40        0.43
Net realized and unrealized gain (loss)
  on investments and futures contracts        (0.16)       0.82      (0.98)       0.54        0.27
Dividends from net investment income          (0.39)      (0.41)     (0.38)      (0.39)      (0.43)
Distributions from net realized gains         --          --         (0.01)      (0.06)      (0.02)
                                            -------      ------     ------      ------      ------
Net asset value, end of year                $  8.10      $ 8.26     $ 7.46      $ 8.43      $ 7.94
                                            =======      ======     ======      ======      ======
Total return                                   2.93%+     16.58%+    (6.90)%+    12.11%+      9.34%+
Net assets at end of year (000s)           $223,407    $253,402   $238,097    $302,845    $203,312
Ratio of operating expenses to average
  net assets                                   1.04%       1.13%      1.20%       1.20%       1.20%
Ratio of net investment income to average
  net assets**                                 4.82%       4.95%      5.07%       4.85%       5.48%
Portfolio turnover rate                      125.24%      97.32%     78.63%      36.16%      27.44%


                                                             Class B
                                           -----------------------------------------
                                                     Year ended December 31
                                           -----------------------------------------
                                             1996       1995       1994       1993*
 -----------------------------------------------------------------------------------
Net asset value, beginning of year          $  8.26    $ 7.46     $ 8.43      $ 8.25
Net investment income                          0.32      0.33       0.34        0.19
Net realized and unrealized gain (loss)
  on investments and futures contracts        (0.15)     0.82      (0.97)       0.24
Dividends from net investment income          (0.33)    (0.35)     (0.33)      (0.19)
Distributions from net realized gains         --        --         (0.01)      (0.06)
                                            -------    ------     ------      ------
Net asset value, end of year                $  8.10    $ 8.26     $ 7.46      $ 8.43
                                            =======    ======     ======      ======
Total return                                   2.15%+   15.72%+    (7.59)%+     5.20%+++
Net assets at end of year (000s)            $51,710   $51,827    $35,338     $27,695
Ratio of operating expenses to average
  net assets                                   1.79%     1.88%      1.95%       1.95%++
Ratio of net investment income to average
  net assets**                                 4.07%     4.19%      4.35%       3.93%++
Portfolio turnover rate                      125.24%    97.32%     78.63%      36.16%

                                                              Class C
                                            -------------------------------------------
                                                      Year ended December 31
                                            -------------------------------------------
                                              1996       1995       1994       1993*
 --------------------------------------------------------------------------------------
Net asset value, beginning of year            $ 8.24    $ 7.45     $ 8.41      $ 8.25
Net investment income                           0.39      0.40       0.42        0.23
Net realized and unrealized gain (loss)
   on investments and futures contracts        (0.13)     0.81      (0.96)       0.22
Dividends from net investment income           (0.41)    (0.42)     (0.41)      (0.23)
Distributions from net realized gains          --        --         (0.01)      (0.06)
                                              ------    ------     ------      ------
Net asset value, end of year                  $ 8.09    $ 8.24     $ 7.45      $ 8.41
                                              ======    ======     ======      ======
Total return                                    3.30%+   16.76%+    (6.56)%+     5.54%+++
Net assets at end of year (000s)              $8,990   $22,614       $334        $477
Ratio of operating expenses to
   average net assets                           0.79%     0.88%      0.95%       0.96%++
Ratio of net investment income to
   average net assets**                         5.04%     4.85%      5.26%       4.92%++
Portfolio turnover rate                       125.24%    97.32%     78.63%      36.16%

                                                              Class D
                                            ------------------------------------------
                                                      Year ended December 31
                                            ------------------------------------------
                                              1996       1995       1994       1993*
 -------------------------------------------------------------------------------------
Net asset value, beginning of year           $  8.25    $ 7.46     $ 8.43      $ 8.25
Net investment income                           0.32      0.33       0.34        0.19
Net realized and unrealized gain (loss)
   on investments and futures contracts        (0.14)     0.81      (0.97)       0.23
Dividends from net investment income           (0.33)    (0.35)     (0.33)      (0.18)
Distributions from net realized gains          --        --         (0.01)      (0.06)
                                             -------    ------     ------      ------
Net asset value, end of year                 $  8.10    $ 8.25     $ 7.46      $ 8.43
                                             =======    ======     ======      ======
Total return                                    2.28%+   15.58%+    (7.59)%+     5.19%+++
Net assets at end of year (000s)              $2,889    $4,183       $958      $1,115
Ratio of operating expenses to
   average net assets                           1.79%     1.88%      1.95%       1.99%++
Ratio of net investment income to
   average net assets**                         4.06%     4.13%      4.31%       3.92%++
Portfolio turnover rate                       125.24%    97.32%     78.63%      36.16%


-----------------------------------------------------------------------------
  *June 7, 1993 (commencement of share class designations) to December 31, 1993. **The ratio of net investment income to average net assets differs among classes by amounts other than the difference in expense ratios because of fluctuations during the year in relative levels of assets in each class and in interest income earned.
 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not r+eflect any front-end or contingent deferred sales charges.

------------------------------------------------------------------------------
Report of Independent Accountants
------------------------------------------------------------------------------

To the Trustees of State Street Research Tax-Exempt Trust and the Shareholders of State Street Research Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax-Exempt Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
February 5, 1997

State Street Research Tax-Exempt Fund
------------------------------------------------------------------------------
Management's Discussion of Fund Performance
------------------------------------------------------------------------------

The investment environment for municipal bonds had a negative tone early in 1996 and improved steadily in the second half of the year, a trend reflected in the performance of State Street Research Tax-Exempt Fund.

The Fund underperformed the average total return for Lipper Analytical Services' General Municipal Debt Funds category for the 12 months ended December 31, 1996. However, during the final six months of the year, the Fund outperformed its peer group.


Fund management improved performance by shortening the Fund's duration when necessary, reducing holdings in AAA insured bonds and increasing the Fund's position in higher-yielding issues. Fund management also increased the Fund's holdings in securities rated in the AA, A and BBB categories.

Despite the turnaround of both the market and the Fund in the second half of the year, the volatility in the early part of 1996 negatively affected the municipal bond market's twelve- month performance, resulting in annual total returns for the tax-exempt sector that were low by historical standards.

December 31, 1996


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Fund changed its investment objective to eliminate requirements that specify that a percentage of the Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB, or better. Past performance, therefore, may not be indicative of future results. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. The Lehman Brothers Municipal Bond Index is a commonly used measure of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                   Change In Value Of $10,000 Based On The
                   Lehman Municipal Bond Index Compared To
                     Change In Value Of $10,000 Invested
                              In Tax-Exempt Fund


     Class A Shares

Average Annual Total Return
1 Year    5 Years   10 Years
-1.70%    +5.51%    +6.51%

9550     10000
9414     10151
10684    11183
11712    12389
12278    13292
13726    14906
15006    16220
16823    18212
15662    17271
18259    20285
18794    21184

[Line Chart]

     Class B Shares

Average Annual Total Return
1 Year    5 Years   10 Years
-2.76%    +5.60%    +6.72%

10000    10000
9858     10151
11188    11183
12264    12389
12856    13292
14373    14906
15713    16220
17543    18212
16211    17271
18759    20285
19162    21184

[Line Chart]

     Class C Shares

Average Annual Total Return
1 Year    5 Years   10 Years
+3.30%    +6.65%    +7.09%


10000    10000
9858     10151
11188    11183
12264    12389
12856    13292
14373    14906
15713    16220
17600    18212
16445    17271
19200    20285
19835    21184

[Line Chart]

     Class D Shares

Average Annual Total Return
1 Year    5 Years   10 Years
+1.30%    +5.92%    +6.72%


10000    10000
9858     10151
11188    11183
12264    12389
12856    13292
14383    14906
15713    16220
17541    18212
16209    17271
18734    20285
19161    21184

[Line Chart]

-Tax-Exempt Fund          -----Lehman Municipal Bond Index

State Street Research Tax-Exempt Fund
------------------------------------------------------------------------------
Report on Special Meeting of Shareholders
------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Tax-Exempt
Fund ("Fund"), along with shareholders of other series of State Street Research Tax-Exempt Trust ("Meeting"), was convened on April 19, 1996. The results of the Meeting are set forth below.
 -----------------------------------------------------------------------------

                                                     Votes (millions of shares)
                                                     -------------------------
                                                       For          Withheld
                                                     -------       -----------
1. The following persons were elected as Trustees:
   Edward M. Lamont  ...............................   25.9           1.0
   Robert A. Lawrence  .............................   25.9           1.0
   Dean O. Morton ..................................   25.9           1.0
   Thomas L. Phillips  .............................   25.9           1.0
   Toby Rosenblatt .................................   25.9           1.0
   Michael S. Scott Morton .........................   25.9           1.0
   Ralph F. Verni ..................................   25.8           1.1
   Jeptha H. Wade ..................................   25.9           1.0

 -----------------------------------------------------------------------------

                                                             Votes (millions
                                                               of  shares)
                                                         -----------------------
                                                          For   Against  Abstain
                                                         -----  -------  -------
2. The Fund's following investment policies were
   reclassified from fundamental to nonfundamental:
 a. The policy regarding investments in securities of
    companies with less than three (3) years' continuous
    operation ..........................................   17.5    1.6     2.9
 b. The policy regarding investments in illiquid
    securities. ........................................   17.4    1.7     3.0
3. The Fund's fundamental policy regarding investments
   in commodities and commodity contracts was amended. .   17.5    1.6     3.0
4. The Fund's fundamental policy on lending was amended
   to clarify the permissibility of securities lending.    17.3    1.8     2.9
5. The Fund's fundamental policies regarding
   diversification of investments were amended .........    17.9    1.3     2.8
6. The Master Trust Agreement was amended to permit the
   Trustees to reorganize, merge or liquidate a fund
   without prior shareholder approval. .................   20.0    3.7     3.3
7. The Master Trust Agreement was amended to eliminate
   specified time permitted between the record date and
   any shareholders meeting.  ..........................   21.2    2.5     3.2

State Street Research Tax-Exempt Fund
------------------------------------------------------------------------------
Fund Information, Officers and Trustees of State Street Research Tax-Exempt
Trust
------------------------------------------------------------------------------

Fund Information

State Street Research
Tax-Exempt Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers
Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Paul J. Clifford, Jr.
Vice President

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University



Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.


Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology


Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[BACK COVER]

State Street Research
New York Tax-Free Fund
One Financial Center
Boston, MA 02111

  Bulk Rate
 U.S. Postage
     PAID
 Brockton, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
        State Street Research
        Shareholder Services
        P.O. Box 8408
        Boston, MA 02266-8408

[State Street Research logo]

This report is prepared for the general information of current shareholders. When used in the general solicitation of investors, this report must be accompanied or preceded by a current State Street Research New York Tax-Free Fund prospectus. When used after March 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  3732-970225(0398)SSR-LD

Cover Illustration by Dorothy Cullinan  NYTF-927D-297IBS

[State Street Research logo]


State Street Research
New York Tax-Free Fund


Annual Report

December 31, 1996

[Illustration of person building blocks]



----------------------------------
What's Inside
----------------------------------

From the Chairman
Positive performance from
bonds and stocks

Portfolio Manager's Review
Municipal bonds rally in
second half of 1996

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

-----------------------------------DALBAR AWARD---------------------------------

                                    Quality
                                 Tested Service
                                    1 9 9 5

                                     Dalbar
                             Honors Commitment To:
                                   Investors

                                 For Excellence
                                       in
                              Shareholder Service

From the Chairman

To Our Shareholders:

[photo of Ralph F. Verni]

1996 was another year of positive returns for many investors. For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. Bond investors saw the Lehman Brothers Aggregate Bond Index gain +3.63% and Municipal Bond Index gain +4.43% for the 12 months ended December 31, 1996. In the stock market, the Dow Jones Industrial Average broke the 6000 point barrier in October, and the Standard & Poor's 500 Composite Index was up +22.95% for the same time period.1

Bonds
High-yield bonds were steady performers throughout the year, benefiting from the stronger than expected economy, which never overheated enough to precipitate any action by the Federal Reserve. After stumbling early in the year, higher-quality bonds rallied through the summer and fall, before losing momentum late in the fourth quarter. In 1997, bonds should continue to take their cue from the economy and the Fed.

Stocks
Most of the gains in the stock market in 1996 were concentrated in the largest companies and industry giants. Two steep corrections, one in July and one in December, caused an abundance of investor concern, which resulted in a lopsided recovery that mainly benefited only larger stocks. Our analysts believe that 1997 may be a year in which the smaller companies, many of which have not been able to keep pace with the larger names, may see better results.

Tax-Time Reminder
In closing, I'd like to remind State Street Research investors of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1997, Shareholder Services representatives will be available from 8:00 a.m. until 8:00 p.m., and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours.

Thank you for investing in State Street Research New York Tax-Free Fund.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman
January 31, 1997


(1) The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Aggregate Bond and Municipal Bond Indexes are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.


(2)+2.91% for Class B shares; +3.93% for Class C shares; +2.90% for Class D shares.

(3)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable.

6Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

(7)Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the charts below, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.


------------------------------------------------------------------------------
Fund Information (all data are for periods ended December 31, 1996)
------------------------------------------------------------------------------



Total Value of $10,000 Invested at Fund's Inception on 7/5/89(3) (Class A shares, at maximum applicable sales charge)


[DESCRIPTION OF MOUNTAIN CHART]

7/5/89    9550
12/89     9714
12/90     10036
12/91     11428
12/92     12465
12/93     14108
12/94     13256
12/95     15259
12/96     15820


SEC Average Annual Compound Rates of Return (at maximum applicable sales charge)(4),(5),(7)

----------------------------------------------------------------
                 Life of Fund       5 Years           1 Year
----------------------------------------------------------------
Class A          +6.31%/+5.78%    +5.74%/+5.47%    -0.99%/-1.23%
----------------------------------------------------------------
Class B          +6.58%/+6.05%    +5.84%/+5.56%    -2.03%/-2.29%
----------------------------------------------------------------
Class C          +7.10%/+6.58%    +6.93%/+6.67%    +3.93%/+3.67%
----------------------------------------------------------------
Class D          +6.58%/+6.05%    +6.15%/+5.87%    +1.91%/+1.66%
----------------------------------------------------------------


Cumulative Total Returns
(do not reflect sales charge)(4),(6),(7)

----------------------------------------------------------------
                 Life of Fund        5 Years          1 Year
----------------------------------------------------------------
Class A         +65.73%/+59.59%   +38.46%/+36.66%  +3.68%/+3.42%
----------------------------------------------------------------
Class B         +61.38%/+55.40%   +34.82%/+33.07%  +2.91%/+2.65%
----------------------------------------------------------------
Class C         +67.36%/+61.25%   +39.82%/+38.08%  +3.93%/+3.67%
----------------------------------------------------------------
Class D         +61.33%/+55.35%   +34.78%/+33.03%  +2.90%/+2.65%
----------------------------------------------------------------


                                 Taxable
                                Equivalent
                                  Yield
                               (36% federal
                SEC Yield(7)    tax bracket)
-------------------------------------------
Class A         4.53%/4.38%     7.08%/6.84%
-------------------------------------------
Class B         4.00%/3.84%     6.25%/6.00%
-------------------------------------------
Class C         4.99%/4.83%     7.80%/7.55%
-------------------------------------------
Class D         3.99%/3.84%     6.23%/6.00%
-------------------------------------------

SEC yield is calculated according to Securities and Exchange Commission requirements and is based on the net investment income produced for the 30 days ended December 31, 1996. A small portion of the Fund's income may be subject to state and local tax; investors should consult their tax adviser.

Portfolio Manager's Review

The following is a discussion with portfolio manager Paul Clifford. Paul has 12 years of investment experience and has managed mutual funds at State Street Research since 1993.

Q: What was the environment like for New York municipal bonds last year?

A: New York municipal bonds experienced volatility in the first half of 1996, regained stability by mid-year and developed positive momentum in the second half of the year. The environment was shaped by the same factors that affected the national market. Early in 1996, interest rates fluctuated as the national economy grew stronger than expected, raising concerns about future inflation. Further, municipal investors braced for the national elections and the possibility of tax reform.

As we approached mid-year, the bond market minimized the impact of these issues, as enactment of tax reform became less likely, and later when the national elections resulted in few surprises. Economic growth was moderate and inflation remained well contained.

New York's political climate continued to be dynamic. Although there always is speculation about the state's budget, it came in close to estimates and the process caused few disruptions. The supply of New York municipal bonds remained heavy. Typically, these issues are met with steady demand, but the heavy supply occasionally provided some higher, more-attractive yields.

Q: How did the Fund perform over the past twelve months?

A: The Fund's Class A shares generated a total return of +3.68% for the year ended December 31, 1996 (does not reflect sales charge).2 The Fund outperformed the average for the 96 fund classes in its peer category, Lipper Analytical Services' New York Municipal Debt Funds, which provided a total return of +3.15% for the same time period (does not reflect sales charge).

Q: What strategies did you use to enhance the Fund's performance?

A: We actively managed the Fund's duration and sought value primarily in non-insured bonds. Duration measures a portfolio's sensitivity to interest-rate changes. A longer duration is more sensitive to interest-rate changes than a shorter duration. The Fund's duration was short in the beginning of the year, when interest rates were volatile. We then extended duration mid- year, when prices became more stable. As of December 31, 1996, the Fund's duration was 8.2 years.

Because AAA insured bonds have become less attractive, we have limited their position in the portfolio. Investors turned from insured bonds and sought higher yields by investing in non-insured bonds. This drove the yields of non-insured bonds lower--and prices higher--relative to those of insured bonds.

Q: What is your outlook for the New York municipal bond market over the next six months?

A: We expect to see a continuation of many of the trends that were in place during the second half of 1996. We look for moderate economic growth and little change in inflation in the U.S. to provide a positive backdrop for bonds in general. We will continue to seek those situations that we believe will offer the best combination of income and price appreciation.


December 31, 1996


---------------------------------Pie Chart--------------------------------------
                  Bond Quality by Rating Category
                  (by percentage of portfolio)

                  AAA                                  27%
                  AA                                   19%
                  A                                    16%
                  BBB                                  23%
                  Not rated                            15%

                  Quality ratings based on those provided
                  by Standard & Poor's Corp. and/or equivalent
                  ratings by Moody's Investors Service, Inc.
--------------------------------------------------------------------------------


---------------------------------Bar Chart--------------------------------------
                  Top 5 Sectors
                  (by percentage of net assets)

                  Lease revenue bonds                13.6%
                  Water/sewer bonds                  11.0%
                  City and local general
                    obligation bonds                 10.6%
                  College and university
                    revenue bonds                     7.1%
                  Prerefunded bonds                   6.7%
                  Total:  49.0%
--------------------------------------------------------------------------------

State Street Research New York Tax-Free Fund
------------------------------------------------------------------------------
Investment Portfolio
------------------------------------------------------------------------------
December 31, 1996

 --------------------------------------------------------------------------
                                 Principal      Maturity        Value
                                  Amount          Date         (Note 1)
--------------------------------------------------------------------------
MUNICIPAL BONDS 98.0%
General Obligation 20.5%
The City of New York, General
  Obligation Bonds, Fiscal
  1992 Series H, 7.00%          $1,500,000     2/01/2005     $ 1,619,520
City of New York, General
  Obligation Bonds, Fiscal
  1995 Series F, 6.375%          2,000,000     2/15/2006       2,106,340
County of Onondaga, New York,
  General Improvement (Serial)
  Bonds, 1992, 5.70%             2,000,000     4/01/2007       2,132,380
City of Syracuse, Onondaga
  County, New York, Public
  Improvement Refunding Bonds,
  Series 1993 A, 5.125%          1,750,000     2/15/2009       1,742,877
Commonwealth of Puerto Rico,
  General Obligation Public
  Improvement Refunding Bonds,
  Series 1995, MBIA Insured,
  6.25%                          1,000,000     7/01/2012       1,102,850
State of New York, General
  Obligation Refunding Bonds,
  Series A, 5.25%                1,500,000     7/15/2014       1,445,070
County of Nassau, New York,
  General Obligation Refunding
  Bonds, Series G, MBIA
  Insured, 5.45%                 1,140,000     1/15/2015       1,129,649
County of Monroe, New York,
  Public Improvement Refunding
  Bonds, Series A, 6.00%         1,250,000     3/01/2015       1,332,988
Commonwealth of Puerto Rico,
  General Obligation Public
  Improvement Refunding Bonds,
  Series 1995A, MBIA Insured,
  5.65%                          1,000,000     7/01/2015       1,038,510
Municipal Assistance Corp.
  for the City of Troy, (A
  Public Benefit Corp. of the
  State of New York), General
  Resolution Bonds, Series
  1996A Bonds, MBIA Insured,
  5.00%                          1,000,000     1/15/2016         938,090
                                                            ------------
                                                              14,588,274
                                                            ------------
Certificates of Participation 1.8%
City of Syracuse, New York,
  (Syracuse Hancock
  International Airport),
  Certificates of
  Participation, Series 1992,
  Subject to AMT, 6.60%         $1,185,000     1/01/2006     $ 1,293,416
                                                            ------------
College & University 7.1%
Dormitory Authority of the
  State of New York, Mt. Sinai
  School of Medicine, Series
  B, MBIA Insured, 5.70%         1,450,000     7/01/2011       1,496,255
Dormitory Authority of the
  State of New York, Canisius
  College, Revenue Bonds,
  Series 1995, CapMAC Insured,
  0.00%                          1,550,000     7/01/2013         608,762
Dormitory Authority of the
  State of New York, City
  University System
  Consolidated, Series A,
  AMBAC Insured, 5.625%          1,000,000     7/01/2016       1,022,040
Dormitory Authority of the
  State of New York, City
  University System
  Consolidated, Third General
  Resolution, Revenue Bonds,
  Series 1995 1, AMBAC
  Insured, 5.375%                2,000,000     7/01/2025       1,941,820
                                                            ------------
                                                               5,068,877
                                                            ------------
Escrowed Bonds 1.8%
Dormitory Authority of the
  State of New York, Judicial
  Facilities Lease Revenue
  Bonds, (Suffolk, County
  Issue) Series 1986, 7.375%     1,110,000     7/01/2016       1,311,021
                                                            ------------
Hospital/Health Care 2.5%
Dormitory Authority of the
  State of New York, Nyack
  Hospital Revenue Bonds,
  Series 1996, 6.00%             1,500,000     7/01/2006       1,527,105


The accompanying notes are an integral part of the financial statements.

New York State Medical Care
  Facilities Finance Agency,
  Mental Health Services
  Facilities Improvement
  Revenue Bonds, 1990 Series
  A, 7.75%                      $  230,000     8/15/2010     $   252,207
                                                            ------------
                                                               1,779,312
                                                            ------------
Industrial Development & Pollution Control 6.0%
Herkimer County Industrial
  Development Agency,
  Industrial Development
  Revenue Bonds, (Burrows
  Paper Corporation Solid
  Waste Disposal Facility),
  Series 1993, Subject to AMT,
  8.00%                          4,000,000     1/01/2009       4,279,920
                                                            ------------
Lease Revenue 13.6%
Dormitory Authority of the
  State of New York, Judicial
  Facilities Lease Revenue
  Bonds, (Suffolk County
  Issue), Series 1991A, 9.25%    1,500,000     4/15/2006       1,666,200
Lyons Community Health
  Initiatives Corp., Facility
  Revenue Bonds, Series 1994,
  6.55%                            470,000     9/01/2009         498,223
New York State Environmental
  Facilities Corporation,
  Riverbank State Park Special
  Obligation Refunding Revenue
  Bonds, 1996 Series, AMBAC
  Insured, 6.25%                 1,000,000     4/01/2012       1,097,250
New York State Thruway
  Authority, Local Highway and
  Bridge Service Contract
  Bonds, Series 1994, MBIA
  Insured, 5.875%                2,000,000     4/01/2014       2,001,900
Lease Revenue (cont'd)
New York State Thruway
  Authority, Service Contract
  Revenue Bonds, 6.25%          $1,000,000     4/01/2014     $ 1,028,810
Dormitory Authority of the
  State of New York, State
  University Educational
  Facilities, Revenue Bonds,
  Series 1993 A, 5.50%           2,500,000     5/15/2019       2,379,450
Lyons Community Health
  Initiatives Corp., (New
  York), Facility Revenue
  Bonds, Series 1994, 6.80%        940,000     9/01/2024       1,003,629
                                                            ------------
                                                               9,675,462
                                                            ------------
Life Care 6.5%
Orange County Industrial
  Development Agency, (The
  Glen Arden Inc. Project),
  Life Care Community Revenue
  Bonds, Series 1994, 8.25%      2,000,000     1/01/2002       2,072,440
Tompkins County Industrial
  Development Agency, Life
  Care Community Revenue
  Bonds, 1994 (Kendal at
  Ithaca Inc., Project), 7.70%   1,430,000     6/01/2011       1,492,634
Tompkins County Industrial
  Development Agency, Life
  Care Community Revenue
  Bonds, 1994 (Kendal at
  Ithaca Inc., Project),
  7.875%                         1,000,000     6/01/2024       1,032,370
                                                            ------------
                                                               4,597,444
                                                            ------------
Multi-Family Housing 1.5%
New York State Housing
  Finance Agency, Multi-
  Family Housing Revenue
  Bonds, (Secured Mortgage
  Program), 1992 Series F,
  Subject to AMT, 6.625%         1,000,000     8/15/2012       1,047,420
                                                            ------------

The accompanying notes are an integral part of the financial statements.

Power 3.7%
Power Authority of the State
  of New York, General Purpose
  Bonds, Series W, 6.50%        $2,350,000      1/01/2008    $ 2,628,287
                                                            ------------
Pre-Refunded Bonds 6.7%
City of Syracuse, Onondaga
  County, New York, Public
  Improvement Bonds, 1991,
  Pre-Refunded to 2/15/2001 @
  102, 6.70%                       500,000      2/15/2006        549,140
Grand Central District
  Management Association,
  Inc., Grand Central Business
  Improvement District,
  Capital Improvement Bonds,
  Series 1992, Pre-Refunded to
  1/01/2002 @ 102, 6.50%         1,000,000      1/01/2010      1,102,090
Dormitory Authority of the
  State of New York, State
  University Educational
  Facilities, Revenue Bonds,
  Series 1990A, Pre- Refunded
  to 5/15/2000 @ 102, 7.70%        600,000      5/15/2012        673,512
New York City Municipal Water
  Finance Authority, Water and
  Sewer System Revenue Bonds,
  Fiscal 1991, Series C, FGIC
  Insured, Pre-Refunded to
  6/15/2001 @ 101.5, 7.00%         600,000      6/15/2016        668,424
County of Suffolk, New York,
  General Obligation, MBIA
  Insured, 1990 Series B,
  Pre-Refunded to, 4/01/2000 @
  102, 7.10%                       425,000      4/01/2018        467,959
Pre-Refunded Bonds (cont'd)
Orangetown Housing Authority,
  (Rockland County, New York),
  Housing Facilities Revenue
  Bonds, (Orangetown Senior
  Housing Center-1990 Series),
  Pre-Refunded to 10/1/2000 @
  102, 7.50%                    $  400,000     10/01/2020    $   449,787
Town of Clifton Park Water
  Authority, (New York), Water
  System Revenue Bonds, 1991
  Series A, FGIC Insured,
  Pre-Refunded to 10/1/2001 @
  102, 6.375%                      800,000     10/01/2026        885,272
                                                            ------------
                                                               4,796,184
                                                            ------------
Single-Family Housing 5.2%
State of New York Mortgage
  Agency, Homeowner Mortgage
  Revenue Bonds, Series 45,
  7.20%                          2,000,000     10/01/2017      2,140,640
State of New York Mortgage
  Agency, Homeowner Mortgage
  Revenue Bonds, Series 55,
  5.95%                          1,550,000     10/01/2017      1,559,920
                                                            ------------
                                                               3,700,560
                                                            -------------
Special/Sales Tax Revenue 1.4%
New York Local Government
  Assistance Corp., (A Public
  Benefit Corporation of the
  State of New York), Series
  1996A Tax Revenue Bonds,
  5.375%                         1,000,000      4/01/2019        964,100
                                                            ------------
Structured Financings 2.2%
The Port Authority of New
  York and New Jersey, Special
  Project Bonds, Series 4,
  KIAC Partners Project,
  Subject to AMT, 6.75%          1,500,000     10/01/2011      1,548,915
                                                            ------------

The accompanying notes are an integral part of the financial statements.

 Toll Roads/Turnpike Authorities 6.5%
Triborough Bridge and Tunnel
  Authority, General Purpose
  Revenue Bonds, Series 1994
  A, 6.00%                      $2,500,000       1/01/2010   $ 2,711,750
New York State Thruway
  Authority, General Revenue
  Bonds, Series B, MBIA
  Insured, 5.00%                 2,000,000       1/01/2014     1,909,620
                                                            ------------
                                                               4,621,370
                                                            ------------
Water & Sewer 11.0%
City of Niagara Falls,
  Niagara County, New York,
  Water Treatment Plant Bonds,
  1994 (AMT), MBIA Insured,
  8.50%                          1,000,000      11/01/2006     1,275,130
New York City Municipal Water
  Finance Authority, Water and
  Sewer System Revenue Bonds,
  Fiscal 1993, Series A, 6.00%   3,000,000       6/15/2009     3,252,120
New York State Environmental
  Facilities Corporation,
  State Water Pollution
  Control, Revolving Fund
  Revenue Bonds, Series 1994
  D, (Pooled Loan Issue),
  6.70%                          2,000,000      11/15/2009     2,231,820
Commonwealth of Puerto Rico,
  Aqueduct and Sewer
  Authority, General Revenue
  Bonds, 6.25%                   1,000,000       7/01/2012     1,090,620
                                                            ------------
                                                               7,849,690
                                                            ------------
Total Municipal Bonds (Cost $66,469,062)                      69,750,252
                                                            ------------
SHORT-TERM OBLIGATIONS 1.7%
North Central Texas Health
  Facility Development Bonds,
  1.70%                         $  200,000     7/10/1996++   $   200,000
New York State Energy
  Research and Development
  Authority, 3.50%                 100,000     9/20/1996++       100,000
Industrial Development
  Corporation of Grapevine,
  Texas, Revenue Bonds, 3.60%      100,000    12/01/2024++       100,000
New York State Energy
  Research and Development
  Authority, 3.00%                 800,000     6/15/2029++       800,000
Total Short-Term Obligations (Cost $1,200,000)                 1,200,000
                                                            ------------
Total Investments (Cost $67,669,062)--99.7%                   70,950,252
Other Assets, Less Liabilities--0.3%                             181,362
                                                            ------------
Net Assets--100.0%                                           $71,131,614
                                                            ============

Federal Income Tax Information:
At December 31, 1996, the net unrealized appreciation
of investments based on cost for Federal income tax
purposes of $67,669,062 was as follows:
Aggregate gross unrealized appreciation for
all investments in which there is an excess
of value over tax cost                                       $ 3,296,007
Aggregate gross unrealized depreciation for
all investments in which there is an excess
of tax cost over value                                           (14,817)
                                                            ------------
                                                             $ 3,281,190
                                                            ============

------------------------------------------------------------------------------
++Interest rates on these obligations may reset daily.

The accompanying notes are an integral part of the financial statements.

State Street Research New York Tax-Free Fund

----------------------------------------------------------------------------
Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1996


Assets
Investments, at value (Cost $67,669,062) (Note 1)                $70,950,252
Interest receivable                                                1,425,488
Receivable for securities sold                                       100,286
Receivable for fund shares sold                                       17,168
Receivable from Distributor (Note 3)                                   9,053
Other assets                                                           3,481
                                                                ------------
                                                                  72,505,728
Liabilities
Payable for securities purchased                                   1,096,669
Dividends payable                                                     64,484
Accrued transfer agent and shareholder services (Note 2)              57,122
Accrued management fee (Note 2)                                       33,033
Payable to custodian                                                  19,717
Accrued distribution and service fees (Note 5)                        18,685
Payable for fund shares redeemed                                      13,807
Accrued trustees' fees (Note 2)                                        5,490
Other accrued expenses                                                65,107
                                                                ------------
                                                                   1,374,114
                                                                ------------
Net Assets                                                       $71,131,614
                                                                ============
Net Assets consist of:
 Unrealized appreciation of investments                          $ 3,281,190
 Accumulated net realized loss                                      (665,078)
 Shares of beneficial interest                                    68,515,502
                                                                ------------
                                                                 $71,131,614
                                                                ============
Net Asset Value and redemption price per share of Class
  A shares ($19,636,245 / 2,415,471 shares of beneficial
  interest)                                                            $8.13
                                                                ============
Maximum Offering Price per share of Class A shares
  ($8.13 / .955)                                                       $8.51
                                                                ============
Net Asset Value and offering price per share of Class B
  shares ($16,823,951 / 2,069,700 shares of beneficial
  interest)*                                                           $8.13
                                                                ============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($34,049,712 / 4,184,877
  shares of beneficial interest)                                       $8.14
                                                                ============
Net Asset Value and offering price per share of Class D
  shares ($621,706 / 76,431 shares of beneficial
  interest)*                                                           $8.13
                                                                ============

----------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.



----------------------------------------------------------------------------
Statement of Operations
----------------------------------------------------------------------------
For the year ended December 31, 1996


Investment Income
Interest                                                          $4,177,094
Expenses
Management fee (Note 2)                                              391,693
Transfer agent and shareholder services (Note 2)                     145,713
Custodian fee                                                         98,636
Reports to shareholders                                               30,555
Audit fee                                                             20,719
Legal fees                                                            16,881
Trustees' fees (Note 2)                                               16,044
Service fee--Class A (Note 5)                                         48,703
Distribution and service fees--Class B (Note 5)                      155,239
Distribution and service fees--Class D (Note 5)                        6,152
Miscellaneous                                                          8,471
                                                                 -----------
                                                                     938,806
Expenses borne by the Distributor (Note 3)                          (120,150)
                                                                 -----------
                                                                     818,656
                                                                 -----------
Net investment income                                              3,358,438
                                                                 -----------
Realized and Unrealized Gain (Loss)
  on Investments and Futures Contracts
Net realized loss on investments (Notes 1 and 4)                    (423,995)
Net realized gain on futures contracts (Note 1)                      460,110
                                                                 -----------
  Total net realized gain                                             36,115
Net unrealized depreciation of investments                          (908,453)
                                                                 -----------
Net loss on investments and futures contracts                       (872,338)
                                                                 -----------
Net increase in net assets resulting from operations              $2,486,100
                                                                 ===========

The accompanying notes are an integral part of the financial statements.

State Street Research New York Tax-Free Fund

------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                                   Year ended December 31
                                           -----------------------------------
                                               1996                 1995
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                       $ 3,358,438         $ 3,725,102
Net realized gain on
  investments and futures
  contracts*                                    36,115            2,462,016
Net unrealized appreciation
  (depreciation) of investments               (908,453)           4,123,535
                                           -----------           ----------
Net increase resulting from
  operations                                 2,486,100           10,310,653
                                           -----------           ----------
Dividends from net investment income:
 Class A                                      (943,352)          (1,009,558)
 Class B                                      (635,153)            (589,598)
 Class C                                    (1,809,871)          (2,182,901)
 Class D                                       (25,084)             (33,292)
                                           -----------           ----------
                                            (3,413,460)          (3,815,349)
                                           -----------           ----------
Net decrease from fund share
  transactions (Note 7)                     (2,475,362)          (3,830,608)
                                           -----------           ----------
Total increase (decrease) in
  net assets                                (3,402,722)           2,664,696
Net Assets
Beginning of year                           74,534,336           71,869,640
                                           -----------           ----------
End of year (including
  undistributed net investment
  income of $0 and $59,442,
  respectively)                            $71,131,614          $74,534,336
                                           ===========           ==========
* Net realized gain for
  Federal income tax purposes
  (Note 1)                                 $    36,115          $ 1,435,929
                                           ===========           ==========


------------------------------------------------------------------------------
Notes to Financial Statements
------------------------------------------------------------------------------
December 31, 1996

Note 1
State Street Research New York Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. Two series of the Trust are publicly offered: State Street Research New York Tax-Free Fund and State Street Research Tax- Exempt Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the Fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Investments of $1 million or more in Class A shares, which are not subject to any initial sales charge, are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declared separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

The accompanying notes are an integral part of the financial statements.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

 D. Dividends
Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1996, the Fund had a capital loss carryforward of $665,078 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

 F. Futures Contracts
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one- third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the differences between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $391,693.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1996 the amount of such expenses was $25,922.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,044 during the year ended December 31, 1996.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $120,150.

Note 4
For the year ended December 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $62,658,752 and $66,895,448, respectively.


Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1996, fees pursuant to such plan amounted to $48,703, $155,239 and $6,152 for Class A, Class B and Class D shares, respectively.


The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $17,248 and $121,217, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $125,593 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $38,918 on redemptions of Class B shares during the same period.

Note 6
Under normal circumstances at least 80% of the Fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At December 31, 1996, investments totalling 16.0% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA).

Note 7

  The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1996, Metropolitan owned 61,186 Class D shares and the Distributor owned one Class C share of the Fund.

Share transactions were as follows:

                                                            Year ended December 31
                                          ---------------------------------------------------------
                                                      1996                          1995
                                          ----------------------------  ---------------------------
Class A                                      Shares         Amount        Shares         Amount
---------------------------------------------------------------------------------------------------
Shares sold                                  598,718     $ 4,808,712      659,418      $ 5,224,381
Issued upon reinvestment of dividends         93,925         754,768      102,754          817,666
Shares repurchased                          (713,493)     (5,744,887)    (745,045)      (5,906,953)
                                            --------     -----------     --------      -----------
Net increase (decrease)                      (20,850)    $  (181,407)      17,127      $   135,094
                                            ========     ===========     ========      ===========

Class B                                      Shares         Amount        Shares         Amount
---------------------------------------------------------------------------------------------------
Shares sold                                  504,073     $ 4,044,795      412,260      $ 2,896,528
Issued upon reinvestment of dividends         61,038         490,585       58,893          434,274
Shares repurchased                          (328,785)     (2,628,310)    (249,652)      (1,557,767)
                                            --------     -----------     --------      -----------
Net increase                                 236,326     $ 1,907,070      221,501      $ 1,773,035
                                            ========     ===========     ========      ===========

Class C                                      Shares         Amount        Shares         Amount
---------------------------------------------------------------------------------------------------
Shares sold                                    3,913     $    31,610       24,846      $   199,861
Issued upon reinvestment of dividends        169,712       1,369,640      208,442        1,655,838
Shares repurchased                          (694,720)     (5,581,623)    (934,625)      (7,406,811)
                                            --------     -----------     --------      -----------
Net decrease                                (521,095)    $(4,180,373)    (701,337)     $(5,551,112)
                                            ========     ===========     ========      ===========

Class D                                      Shares         Amount        Shares         Amount
---------------------------------------------------------------------------------------------------
Shares sold                                    2,131     $    17,119        4,415      $    35,225
Issued upon reinvestment of dividends            597           4,804          880            6,996
Shares repurchased                            (5,330)        (42,575)     (28,950)        (229,846)
                                            --------     -----------     --------      -----------
Net decrease                                  (2,602)    $   (20,652)     (23,655)     $  (187,625)
                                            ========     ===========     ========      ===========

State Street Research New York Tax-Free Fund

------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------


For a share outstanding throughout each year:

                                                                              Class A
                                                            -------------------------------------------
                                                                      Year ended December 31
                                                            -------------------------------------------
                                                                1996      1995         1994      1993**
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $  8.23    $  7.53     $  8.43    $  8.20
Net investment income*                                           0.38       0.40        0.40       0.22
Net realized and unrealized gain (loss) on investments
   and futures contracts                                        (0.09)      0.71       (0.90)      0.25
Dividends from net investment income                            (0.39)     (0.41)      (0.39)     (0.22)
Distributions from net realized gains                              --         --       (0.01)     (0.02)
                                                              -------    -------     -------    -------
Net asset value, end of year                                  $  8.13    $  8.23     $  7.53    $  8.43
                                                              =======    =======     =======    =======
Total return                                                     3.68%+    15.11%+     (6.04)%+    5.79%+++
Net assets at end of year (000s)                              $19,636    $20,043     $18,214    $15,175
Ratio of operating expenses to average net assets*               1.10%      1.10%       1.10%      1.10%++
Ratio of net investment income to average net assets*            4.76%      5.07%       5.07%      4.68%++
Portfolio turnover rate                                         89.14%    109.74%      64.80%     33.11%
* Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3)                                 $  0.01    $  0.02     $  0.03    $  0.01

                                                                              Class B
                                                            -------------------------------------------
                                                                      Year ended December 31
                                                            -------------------------------------------
                                                              1996       1995       1994       1993**
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $  8.23    $  7.53    $   8.43     $ 8.20
Net investment income*                                           0.32       0.34        0.34       0.19
Net realized and unrealized gain (loss) on investments
   and futures contracts                                        (0.09)      0.71       (0.90)      0.25
Dividends from net investment income                            (0.33)     (0.35)      (0.33)     (0.19)
Distributions from net realized gains                           --         --          (0.01)     (0.02)
                                                              -------    -------     -------     ------
Net asset value, end of year                                  $  8.13    $  8.23     $  7.53     $ 8.43
                                                              =======    =======     =======     ======
Total return                                                     2.91%+    14.26%+     (6.74)%+    5.35%+++
Net assets at end of year (000s)                              $16,824    $15,084     $12,131     $7,567
Ratio of operating expenses to average net assets*               1.85%      1.85%       1.85%      1.85%++
Ratio of net investment income to average net assets*            4.01%      4.32%       4.34%      3.93%++
Portfolio turnover rate                                         89.14%    109.74%      64.80%     33.11%
* Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3)                                 $  0.01    $  0.02     $  0.03     $ 0.01




                                                                                   Class C
                                                           ------------------------------------------------------
                                                                            Year ended December 31
                                                           ------------------------------------------------------
                                                              1996       1995       1994        1993       1992
 -----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $ 8.24     $  7.54    $ 8.44      $ 7.84     $ 7.61
Net investment income*                                         0.40        0.42      0.42        0.42       0.44
Net realized and unrealized gain (loss) on investments
   and futures contracts                                      (0.09)       0.71     (0.90)       0.62       0.23
Dividends from net investment income                          (0.41)      (0.43)    (0.41)      (0.42)     (0.44)
Distributions from net realized gains                         --          --        (0.01)      (0.02)     --
                                                            -------     -------   -------     -------    -------
Net asset value, end of year                                 $ 8.14     $  8.24    $ 7.54      $ 8.44     $ 7.84
                                                            =======     =======   =======     =======    =======
Total return                                                   3.93%+     15.37%+   (5.79)%+    13.46%+     9.08%+
Net assets at end of year (000s)                            $34,050     $38,757   $40,750     $56,515    $41,558
Ratio of operating expenses to average net assets*             0.85%       0.85%     0.85%       0.85%      0.85%
Ratio of net investment income to average net assets*          5.01%       5.33%     5.29%       5.10%      5.71%
Portfolio turnover rate                                       89.14%     109.74%    64.80%      33.11%     29.39%
* Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3)                                $ 0.01     $  0.02    $ 0.03      $ 0.01     $ 0.02

                                                                             Class D
                                                            ------------------------------------------
                                                                      Year ended December 31
                                                            ------------------------------------------
                                                              1996      1995       1994       1993**
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $ 8.23    $  7.53    $ 8.44      $ 8.20
Net investment income*                                         0.32       0.35      0.34        0.19
Net realized and unrealized gain (loss) on investments
   and futures contracts                                      (0.09)      0.70     (0.91)       0.25
Dividends from net investment income                          (0.33)     (0.35)    (0.33)      (0.18)
Distributions from net realized gains                         --         --        (0.01)      (0.02)
                                                             ------    -------    ------      ------
Net asset value, end of year                                 $ 8.13    $  8.23    $ 7.53      $ 8.44
                                                             ======    =======    ======      ======
Total return                                                   2.90%+    14.25%+   (6.86)%+     5.46%+++
Net assets at end of year (000s)                               $622       $651      $774        $821
Ratio of operating expenses to average net assets*             1.85%      1.85%     1.85%       1.85%++
Ratio of net investment income to average net assets*          4.03%      4.35%     4.31%       3.94%++
Portfolio turnover rate                                       89.14%    109.74%    64.80%      33.11%
* Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3)                                $ 0.01    $  0.02    $ 0.03      $ 0.01

 -----------------------------------------------------------------------------
 **June 7, 1993 (commencement of share class designations) to December 31, 1993. ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

------------------------------------------------------------------------------
Report of Independent Accountants
------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research New York Tax-Free Fund


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
February 5, 1997

State Street Research New York Tax-Free Fund
------------------------------------------------------------------------------
Management's Discussion of Fund Performance
------------------------------------------------------------------------------

New York municipal bonds experienced volatility in the first half of 1996, regained stability by mid-year and developed a positive momentum in the second half of the year, a trend reflected in the performance of State Street Research New York Tax-Free Fund.

The Fund outperformed the average for its peer category, Lipper Analytical Services' New York Municipal Debt Funds for the 12 months ended December 31, 1996.

Fund management worked to improve performance by adjusting the Fund's duration, keeping it short in the beginning of the year, when interest rates were volatile and extending the duration mid-year, when prices became more stable.

Because AAA insured bonds have become less attractive, Fund management limited their position in the portfolio. Investors turned from insured bonds and sought higher yields by investing in non-insured bonds. This drove the yields of non-insured bonds lower--and prices higher--relative to those of insured bonds.

December 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. The Lehman Brothers Municipal Bond Index is a commonly used measure of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the above charts, this first figure reflects expense reduction; the second shows what results would have been without subsidization.


                     Change In Value Of $10,000 Based On
                       The Lehman Municipal Bond Index
                    Compared To Change In Value of $10,000
                      Invested In New York Tax-Free Fund


                        Class A Shares

                Average Annual Total Return
     1 Year              5 Years             Life of Fund
  -0.99%/-1.23%       +5.74%/+5.47%          +6.31%/+5.78%

9550     9550
9714     10931
10036    11148
11428    12502
12465    13604
14108    15275
13256    14485
15259    17014
15820    17767


[line chart]

                        Class B Shares

                Average Annual Total Return
     1 Year              5 Years             Life of Fund
  -2.03%/-2.29%       +5.84%/+5.56%          +6.58%/+6.05%


10000    10000
10172    10391
10509    11148
11967    12502
13052    13604
14710    15275
13719    14485
15675    17014
16131    17767


[line chart]

                        Class C Shares

                Average Annual Total Return
     1 Year              5 Years             Life of Fund
  +3.93%/+3.67%       +6.93%/+6.67%          +7.10%/+6.58%


10000    10000
10172    10391
10509    11148
11967    12502
13052    13604
14810    15275
13952    14485
16097    17014
16729    17767


[line chart]

                        Class D Shares

                Average Annual Total Return
     1 Year              5 Years             Life of Fund
  +1.91%/-1.66%       +6.15%/+5.87%          +6.58%/+6.05%


10000    10000
10172    10391
10509    11148
11967    12502
13052    13604
14726    15275
13717    14485
15671    17014
16126    17767


[line chart]

State Street Research New York Tax-Free Fund

------------------------------------------------------------------------------
Report on Special Meeting of Shareholders
------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research New York Tax-Free Fund ("Fund"), along with shareholders of other series of State Street Research Tax-Exempt Trust ("Meeting"), was convened on April 19, 1996.
The results of the Meeting are set forth below.
                                                        Votes (millions of
                                                              shares)
                                                        ------------------
                                                          For    Withheld
                                                        -------  ---------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                       25.9      1.0
   Robert A. Lawrence                                     25.9      1.0
   Dean O. Morton                                         25.9      1.0
   Thomas L. Phillips                                     25.9      1.0
   Toby Rosenblatt                                        25.9      1.0
   Michael S. Scott Morton                                25.9      1.0
   Ralph F. Verni                                         25.8      1.1
   Jeptha H. Wade                                         25.9      1.0

                                                         Votes (millions of
                                                               shares)
                                                       -----------------------
                                                       For   Against   Abstain
                                                       ---   -------   -------
2. The Fund's following investment policies were
   reclassified from fundamental to nonfundamental:
 a. The policy regarding investments in securities
    of companies with less than three (3) years'
    continuous operation                                 3.8    0.5      0.5
 b. The policy regarding investments in illiquid
    securities.                                          3.8    0.5      0.6
3. The Fund's fundamental policy regarding
   investments in commodities and commodity
   contracts was amended.                                3.8    0.5      0.6
4. The Fund's fundamental policies regarding
   diversification of investments were amended           4.0    0.4      0.5
5. The Master Trust Agreement was amended to
   permit the Trustees to reorganize, merge or
   liquidate a fund without prior shareholder
   approval.                                            20.0    3.7      3.3
6. The Master Trust Agreement was amended to
   eliminate specified time permitted between
   the record date and any shareholders meeting.        21.2    2.5      3.2

State Street Research New York Tax-Free Fund

------------------------------------------------------------------------------
Fund Information, Officers and Trustees of State Street Research Tax-Exempt
Trust
------------------------------------------------------------------------------

Fund Information

State Street Research
New York Tax-Free Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers
Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Paul J. Clifford, Jr.
Vice President


John H. Kallis
Vice President


Thomas A. Shively
Vice President


Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees
Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University



Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.


Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

                                      15